UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 20, 2005


                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                  0-28538                   13-5630895
--------------------------------------------------------------------------------
(State or other jurisdiction             (Commission           (IRS Employer
 of incorporation)                        File Number)       Identification No.)


1999 Broadway, Ste. 4300, Denver, Colorado                                80202
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code         (303) 296-5600
                                                 -------------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 7.01 Regulation FD Disclosure.

     The registrant hereby furnishes the information set forth in the attached press release.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.



  Item 9.01       Financial Statements and Exhibits.

         (c)      Exhibits.

         Item No. Exhibit Index
         -------  --------------------------------------------------------------
         99.1     Press Release dated October 20, 2005 issued by the Registrant.

                                                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      TITANIUM METALS CORPORATION
                                     (Registrant)

                                     /s/ Matthew O'Leary
                                     Matthew O'Leary
                                     Corporate Attorney and Assistant Secretary



Date: October 20, 2005

                                INDEX TO EXHIBITS

Exhibit No.                Description
----------                 -----------------------------------------------------
99.1                       Press Release dated October 20, 2005.

                                                                    EXHIBIT 99.1
                                  PRESS RELEASE

FOR IMMEDIATE RELEASE:                               CONTACT:

Titanium Metals Corporation                          Bruce P. Inglis
1999 Broadway, Suite 4300                            Vice President - Finance
Denver, Colorado 80202                                 and Corporate Controller
                                                     (303) 296-5600

              TIMET ANNOUNCES RETIREMENT OF CHAIRMAN, PRESIDENT AND
                    CHIEF EXECUTIVE OFFICER J. LANDIS MARTIN

     DENVER, COLORADO . . . October 20, 2005 . . . Titanium Metals Corporation ("TIMET" or the "Company") (NYSE: TIE) announced today that its Chairman, President and Chief Executive Officer, J. Landis Martin, has announced his retirement from the Company effective November 15th. Mr. Martin has been CEO of TIMET since 1995 and Chairman since 1987. The Company said that Robert Musgraves, current Chief Operating Officer - North America and Christian Leonhard, current Chief Operating Officer - Europe, will become co-Presidents upon Martin's retirement.

     Robert Musgraves has served as Chief Operating Officer - North America since 2002. Mr. Musgraves previously served as Executive Vice President of TIMET from 2000 to 2002 and as General Counsel from 1990 to 2002.

     Christian Leonhard has served as Chief Operating Officer - Europe since 2002. Mr. Leonhard previously served as Executive Vice President - Operations of TIMET from 2000 to 2002. Mr. Leonhard joined TIMET in 1988 as General Manager of TIMET France, became President of TIMET Savoie S.A. in 1996 and President of European Operations in 1997.

     Harold C. Simmons, the controlling stockholder of TIMET and TIMET's parent company Valhi, Inc., will become Chairman of the Board and Chief Executive Officer. Steven L. Watson, President and Chief Executive Officer of Valhi, Inc., will become Vice Chairman of the Board.

     Martin said, "I have had the good fortune of working with Bob and Christian for over 15 years. As co-Presidents I have every confidence that they will be well positioned to help TIMET take advantage of the many opportunities that it currently has." Martin also said that following his retirement from TIMET he plans to form a private equity firm to invest in middle and small market industrial companies.


         Simmons said, "Lanny has provided excellent leadership and guidance for several of our businesses for a long period of time. In recent years, he and his team at TIMET have positioned the business to continue to excel in the future. We are very confident that the team leadership by Bob and Christian will serve the Company well."


     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on its website at www.timet.com.

                                    o o o o